Exhibit 99.2




              Certification Pursuant to Chapter 63, Title 18 United
              States Code ss.1350 As Adopted by Section 906 of the
                           Sarbanes-Oxley Act of 2002
                   Accompanying Annual Report on Form 10-K of
     The Hain Celestial Group, Inc. for the Fiscal Year Ended June 30, 2002


         I, Ira J. Lamel, Chief Financial Officer of The Hain Celestial Group, Inc. (the "Company"), certify that the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     Date: September 30, 2002


                                     /s/ Ira J. Lamel
                                     ---------------------------------
                                     Ira J. Lamel
                                     Executive Vice President and
                                     Chief Financial Officer